Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO PURCHASE AGREEMENT

This First Amendment to Purchase Agreement, dated as of May 22, 2018 (this “Amendment”), is among AAR CORP. (“AAR”), a Delaware corporation, as seller representative (in such capacity, the “Seller Representative”) on behalf of itself and each seller set forth on Exhibit A hereto (collectively, the “Sellers”), as servicer (in such capacity, the “Servicer” and, together with the Seller Representative, the “AAR Parties” and each an “AAR Party”), and as parent (in such capacity, the “Parent”), and CITIBANK, N.A. (the “Buyer”).

RECITALS

WHEREAS, the AAR Parties, the Sellers and the Buyer are parties to that certain Purchase Agreement, dated as of February 23, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1.                            Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.                            Amendments to the Agreement.

(a)                                 The third sentence of Section 4(b) of the Agreement is hereby amended and restated in its entirety to read as follows: “Following the occurrence of a Material Adverse Change, the Buyer shall have the right to issue a notice to the Seller Representative (the “DACA Notice”) requesting that the Servicer enter into an account control agreement covering the existing Collection Account.  Following receipt of the DACA Notice by the Seller Representative, the parties shall use commercially reasonable efforts to negotiate and enter into an account control agreement covering the existing Collection Account in form and substance reasonably satisfactory to the Buyer on or prior to the DACA Date.”.

(b)                                 Section 12(c) of the Agreement is hereby amended by deleting the second sentence therein in its entirety.

(c)                                  Schedules I and II to the Agreement are hereby amended and restated in the form of Annex A attached hereto.

(d)                                 The definition of “Collection Account” in Exhibit A to the Agreement is hereby amended by deleting the following language in its entirety: “if the Agreement has not been terminated pursuant to the second sentence of Section 12(c) thereof,”.

(e)                                  The definition of “DACA Date” in Exhibit A to the Agreement is hereby amended and restated in its entirety to read as follows:

“DACA Date”: With respect to the DACA Notice issued by the Buyer pursuant to Section 4(b), the date specified in such notice, which date shall be no less than 90 days following the date of receipt by the Seller Representative of such notice (or such later date as may be agreed by the Buyer and the Seller Representative).  Prior to the issuance of the DACA Notice, there shall be no DACA Date then in effect.

SECTION 3.                            Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the parties hereto shall have received counterparts of this Amendment executed by each of the other parties hereto.

SECTION 4.                            Representations and Warranties. The Seller Representative (on behalf of itself and each Seller) and the Servicer hereby make to the Buyer, on and as of the date hereof, the following representations and warranties:

(a)                                 Authority. The execution, delivery and performance by the applicable AAR Party of this Amendment (i) are within such AAR Party’s corporate powers and (ii) have been duly authorized by all necessary corporate action;

(b)                                 Enforceability. This Amendment constitutes the legal, valid and binding obligation of the applicable AAR Party, enforceable against such AAR Party in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

(c)                                  Representations, Warranties and Covenants. Its representations, warranties and covenants contained in the Agreement (other than those set forth in clauses (i) and (k) of Exhibit C thereof) are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; and

(d)                                 No Event of Termination. No Event of Termination has occurred and is continuing.

SECTION 5.                            Ratification of Parent Undertaking.  The Parent hereby acknowledges and agrees that, immediately after giving effect to this Amendment, the Parent Undertaking shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 6.                            Effect of Amendment; Ratification.

(a)                                 Upon the effectiveness of this Amendment, each reference in the Agreement to the “Purchase Agreement”, “this Agreement”, “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

(b)                                 Except as specifically amended hereby, the Agreement and all other documents,

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instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer or any of its assignees under the Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 7.                            Execution; Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail attachment in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.                            Governing Law. This Amendment shall be governed by the laws of the State of New York, without giving effect to conflicts of law principles.

SECTION 9.                            Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AAR CORP., as Seller Representative (on behalf of itself and each Seller) and as Servicer

By:	/s/ Jason Secore
Name:	Jason Secore
Title:	Vice President & Treasurer

AAR CORP., as Parent

By:	/s/ Jason Secore
Name:	Jason Secore
Title:	Vice President & Treasurer

First Amendment

CITIBANK, N.A.,
as Buyer

By:	/s/ James. R Williams
Name:	James. R Williams
Title:	Vice President

First Amendment

EXHIBIT A

AAR CORP.

AAR Aircraft Services, Inc.

AAR Airlift Group, Inc.

AAR Manufacturing, Inc.

AAR Supply Chain, Inc.

AAR International, Inc.

AAR Government Services, Inc.

AAR Landing Gear LLC